                           EXHIBIT 10.8




         AGREEMENT BETWEEN BARTON ATC INTERNATIONAL, INC.
                  (FORMERLY JOHNSON-BARTON, INC.)
                                AND
                THE FEDERAL AVIATION ADMINISTRATION



                   Contract No. DTFA01-94-C-0065

                                    Contract No. DTFA01-94-C-0065


                       PART I - THE SCHEDULE
       SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENT


C.1.0 SCOPE

The contractor shall furnish the labor, supervision, materials, required equipment, supplies, and services necessary to operate the Federal Aviation Administration (FAA) contract tower (FCT) as outlined below. Equipment, supplies, and services supplied by the Government are also outlined below in C.5.0 and C.6.0.

C.2.0 DEFINITIONS

AIRPORT TRAFFIC CONTROL TOWER (ATCT) - A terminal facility that uses air/ground communications, visual signaling, and other devices to provide air traffic control (ATC) services to aircraft operating in the vicinity of an airport or on the movement area.

CONTACT FAA FACILITY - The FAA facility that functions as the FCT's point of contact for daily operational coordination.

CONTRACTOR - The person, persons, or state or local organization/ authority that has a prime contract with FAA for management of one or more FCT's and for provision of ATC services at such locations.

CONTROLLER - A person authorized to provide air traffic control service. (Also Air Traffic Control Specialist)

FAA CONTRACT TOWER  (FCT)  -  A  low-activity (Level I) visual flight rules
(VFR) ATCT providing ATC services under contract with FAA.

FCT PROGRAM OFFICE - The FAA headquarters office assigned oversight responsibility for the FCT Program.

FEDERAL AVIATION REGULATIONS - The general and permanent rules published in the Federal Register by FAA, codified under title 14 of the Code of Federal Regulations (CFR).

PILOT DEVIATION - The actions of a pilot that result in the violation of a Federal Aviation Regulation or a North American Aerospace Defense Command (NORAD) Air Defense Identification Zone (ADIZ) tolerance.

QUALITY ASSURANCE - The identification of commendable activities which enhance and/or deficiencies which detect from the quality of ATC service, and the establishment of a mechanism that ensures action is taken which corrects deficiencies so that problems do not recur.

SUBCONTRACTOR - Any supplier, distributor, vendor, or firm that furnishes supplies or services to or for a prime contractor or another subcontractor.

VISUAL FLIGHT RULES (VFR) - Rules that govern the procedures for conducting flight under visual conditions.

GOVERNMENT - The Federal Government and/or FAA and it's sub-organizations.

C.3.0 OPERATIONAL DOCUMENTS, DIRECTIVES, AND REGULATIONS

C.3.1 The contractor and all the subcontractors shall comply with all procedures outlined in the documents, directives, and regulations listed in Appendix 1 to ensure the safe, orderly, and expeditious movement of air traffic. The Government shall notify the contractor when items are added to the listed items. Additions, deletions, or changes to the items listed in the appendix shall not be cause for an adjustment in the contract price unless such changes are substantive and constitute a major change to existing operational policies, practices, and/or procedures.

C.3.1.1 Prior to contract award, the items listed in Appendix 1 will be available for review or purchase at the addresses listed in Appendix 2.

C.3.2 DISTRIBUTION

After contract award, FAA will provide the contractor with all documents listed in or added to Appendix I and with subsequent changes to those documents. The contractor shall ensure timely distribution of documents and their changes to subcontractors and ATC personnel. Time critical documents, such as General Notices (GENOT), Regional Notices (RENOT), Notices to Airmen (NOTAM), etc., shall be provided by FAA directly to ATC personnel at each FCT.

C.4.0 CONTRACTOR RESPONSIBILITIES

C.4.1 PROVISION OF ATC SERVICES

The contractor shall operate a VFR ATCT at all FCT locations under contract and provide ATC services in accordance with the procedures specified in Federal Aviation Regulations, Part 65, Subpart B (excluding paragraph 65.46), and in the documents, directives, and regulations listed in Appendix 1.

C.4.1.1 The contractor shall provide staffing for each FCT in accordance with the Staffing Plan submitted by them in Step I of the Two-Step Sealed Bidding Procedure. Modifications to this plan must be approved by the FAA Contracting Officer prior to implementation.

C.4.1.2 The contractor shall advise FAA whenever staffing changes occur, or are forecasted to occur, which may impact the provision of ATC services.

C.4.1.3 The contractor shall submit requests for changes to operating hours to the FCT Program Office for FAA review and processing.

C.4.1.4 To satisfy the requirements of this contract, the contractor may need to perform certain activities, such as taking weather observations, changing recorder tapes, or inspecting runway lights, to prepare the FCT for opening and closing on each day of operation. These preparatory and closing activities, although not necessarily performed during the hours of operation specified in Attachment 4, shall be considered integral to the required ATC services and shall not be cause for future contract price adjustments.

C.4.2 NOTIFICATION OF TERMINATION OF ATC SERVICES

When it is known at least 24 hours in advance that ATC services will be terminated, either temporarily or permanently, the contractor shall notify the Technical Officer (TO) or Alternate Technical Officer (ATO). The contractor shall coordinate with the contact FAA facility as soon as practicable when the TO/ATO cannot be reached or when circumstances preclude such advance notification; e.g., emergencies, physical or equipment problems, etc.

C.4.3 CONTROLLER QUALIFICATION

Controller and supervisory control personnel employed by the contractor for the purpose of performing this contract shall meet qualifications stipulated in Federal Aviation Regulations, Part 65, Subpart B (excluding paragraph 65.46).

C.4.4 NON-ATC DUTIES

The contractor shall not impose non-ATC duties during the hours of operation under this contract that will in any way impede FCT controllers from providing ATC services. Non-ATC workload factors shall not in any way influence the dollar value of the subject contract between FAA and the contractor.

C.4.5 OPERATIONAL DATA

The contractor shall comply with the provisions of appropriate FAA directives in Appendix 1 concerning documentation of operational data and maintenance of records, such as daily/monthly traffic count data and operational position sign-on/off information. Additionally, the contractor shall permit FAA access to this data upon request.

C.4.6 DIRECTIVES AND CHARTS
The contractor is authorized to enter into letters of agreement (LOA), letters of procedure, etc., with FAA facilities and/or National Airspace System (NAS) users in accordance with FAA directives in Appendix 1. The contractor shall develop and maintain a current operational contingency plan. Facility charts and diagrams shall be kept current and legible.

C.4.7 FACILITY TRAINING PROGRAM

The contractor shall establish, document, and implement a facility training program for operational controllers. The training program shall be administered in a uniform and standardized manner, reviewed and updated at least annually, and is subject to FAA evaluations in accordance with FAA Order 7010.1.

C.4.7.1 The facility training program shall incorporate the following elements:

     - Federal Aviation Regulations, Part 91, General Operating and Flight Rules; and Part 93, Special Air Traffic Rules and Airport Traffic Patterns

     - FAA Order 7220.1, Certification and Rating Procedures Handbook

     -  Applicable paragraphs of FAA Terminal Instructional  Program  Guide
(IPG), TP-12-0-1

     - FAA Order 3120.4, Air Traffic Control Training, including refresher, proficiency, and remedial training. The program shall include: FAA National Air Traffic Training Program Terminal Proficiency/Refresher Units, such as operations, runway incursion avoidance, anticipated and departure separation; all required briefing items of national and regional concern (including GENOT, RENOT, SIGMET, etc.); and other required FCT items as determined by regional Air Traffic division personnel.

C.4.7.2 The contractor shall maintain an FAA Form 3120-1, Training and Proficiency Record, for all operational controllers.

C.4.7.3 Except as provided in the approved phase-in/phase-out plan, on-the-job instruction shall be conducted by facility rated contract personnel. The contractor shall schedule facility rating certifications, control tower operator (CTO) testing and certification, and National Weather Service
(NWS) testing and certification with the contact FAA facility (see C.5.3, below).

C.4.7.4 The contractor shall provide training for contractor-furnished equipment. After the initial phase-in, the contractor shall provide new contract personnel with training on Government-furnished equipment (GFE).

C.4.7.5 Contract personnel are not authorized to participate in the FAA familiarization travel program.
C.4.8 QUALITY ASSURANCE PROGRAM

FAA Office of Air Traffic System Effectiveness (ATH) is charged with evaluating the air traffic operational and administrative functions at all levels within FAA, including contract towers. FAA Order 7010.1 contains a dynamic checklist utilized for evaluating FCT's which is modified as changes are made to national directives and/or policies. The contractor shall establish and maintain a quality assurance program, in Accordance with FAA Orders 7210.3 and 7010.1, which is subject to these evaluations. This program shall include provisions for internal full-facility evaluations and for written responses regarding corrective actions for any problems identified and/or remaining open as a result of an ATH full-facility, followup, or in-flight/pre-flight evaluation.

C.4.9 ACCIDENT/INCIDENT REPORTING

The contractor shall report accidents/incidents and collect applicable data in accordance with FAA Order 8020.11, Aircraft Accident and Incident Notification, Investigation, and Reporting.

C.4.10 DRUG TESTING PROGRAM

The contractor shall establish and maintain a drug free workplace and drug testing program in accordance with policies and directives stated in Appendix 3 and Federal Acquisition Regulation clauses in Sections I and K.

C.4.11 ALCOHOL MISUSE PREVENTION PROGRAM

The contractor shall establish and maintain a program in accordance with FAA "Alcohol Misuse Prevention Program' published on February 15, 1994, in the Federal Register, Volume 59, Number 31, pages 7380 - 7411.

C.4.12 PROVISION OF INFORMATION

The contractor shall provide information in response to requests from FAA, such as data for aeronautical studies, operational statistics, etc.

C.4.13 REPORTS

C.4.13.1 The contractor shall submit biannual reports to the FCT Program Office for each FCT location currently under contract. The report shall include a current list of documents of the type specified in C.4.13 2, below; site-specific activities conducted during the previous 6-month period (excluding weather reporting); and staffing figures by category, i.e., supervisory or non supervisory, full or part time, non-facility rated, etc.

C.4.13.2 The contractor shall ensure that the FCT Program Office has a current copy of any internal directives regarding the provision of ATC services and any external documents to which the FCT is a signatory, such as LOA's, contingency plans, etc.

C.4.13.3 The contractor shall forward a copy of each internal evaluation done at an FCT location and all written responses regarding corrective actions for any problems identified and/or remaining open as a result of an ATH full-facility, follow-up, or in-flight/pre-flight evaluation to the FCT Program Office.

C.4.13.4 The contractor shall ensure that reports on the Drug Testing Program and Alcohol Misuse Prevention Program are submitted to the FCT Program Office in accordance with the plan in the technical proposal (see Section H.3).

C.4.14 PHASE-IN/PHASE-OUT PLAN

The contractor shall establish a phase-in/phase-out plan, including time requirements, for use during the initial phase-in and any subsequent transition.

C.4.15 SITE-SPECIFIC RESPONSIBILITIES

The contractor shall provide  other site-specific services as identified in
Part 1, Section F, and Appendix 4, including hours of operation, weather reporting requirements, etc.

C.4.16 MAINTENANCE

The contractor shall be responsible for janitorial services in the space allocated to the contractor and for maintenance of contractor-furnished equipment and supplies.

C.5.0 FAA RESPONSIBILITIES

C.5.1 CONTACT FAA FACILITY

FAA shall furnish the contractor with the identity of the contact FAA facility(ies) on or prior to the startup date of the contract, and shall keep the contractor apprised of changes thereto. The contact FAA facility will ensure pertinent operational information is exchanged with the contractor.

C.5.2 OPERATIONAL FORMS, PUBLICATIONS, AND CHARTS

FAA shall provide operational forms required by the documents, directives, and regulations in Appendix 1, such as FAA Form 7230-4, Daily Record of Facility operations. FAA shall provide the FCT locations with current operational publications and charts, such as Terminal Area Charts, sectionals, etc.

C.5.3 TESTING, CERTIFICATION, AND TRAINING

FAA shall perform facility rating certifications; CTO testing, certification, and periodic evaluations; and WS testing and certification for FCT operational personnel. When required, FAA will provide training for new, different, or modified GFE. At FCT locations where the Government furnishes a unit for computer-based instruction (CBI), FAA shall provide appropriate CBI disks and updates.

C.5.3.1 During the contract start-up phase, the FAA shall provide on-the-job training for contractor personnel.

C.5.4 DOCUMENT REVIEW/APPROVAL AUTHORITY

During the term of the contract, FAA reserves the right to review/approve contractor-initiated changes to the contractor's operational directives, contingency plan, facility training program, quality assurance program, phase-in/phase-out plan, drug testing program, and alcohol misuse prevention program.

C.5.5 OPERATING HOURS

The Government reserves the right to adjust operating hours at any FCT location. If this is done, any price increase or decrease as a result of this change will be mutually agreed upon based on prices submitted in Step 2 of the Two-Step Sealed Bidding Procedure. The FCT Program Office is responsible for review of requests to change operating hours submitted by the contractor. Only the Contracting Officer may effect contract changes or modifications, per Federal Acquisition Regulations.

C.5.6 EVALUATIONS

FAA  will  conduct   full-facility,   followup,   and  in-flight/pre-flight
evaluations at FCT locations in accordance with FAA Order 7010.1.

C.5.7 MAINTENANCE

FAA shall provide routine and corrective maintenance for all GFE and retains the right to modify existing equipment and/or install new or different GFE in accordance with FAA standards.

C.5.8 SPACE ALLOCATION AND BUILDING MAINTENANCE

Unless a site-specific requirement is stated in Appendix 4, FAA shall provide FAA-owned or leased space suitable for the provision of ATC services, administration, and storage of operational supplies, equipment, and records. FAA shall be responsible for maintenance, such as repair, upkeep, etc., only for FAA-owned space allocated to the contractor. This does not include janitorial services or landscaping of grounds (see C.4.16).

C.6.0 EQUIPMENT
C.6.1 GOVERNMENT-FURNISHED EQUIPMENT (GFE)

FAA will furnish the contractor with all operational equipment required for the provision of ATC and weather reporting services, such as: voice recorder, wind speed and direction readout, telecommunications equipment to operational positions with loudspeaker, altimeter, clock, radio frequency selector, light gun, transmitter/receivers, operational data transfer lines (where applicable), space for airport and approach light controls, and headsets/handsets. The FAA will provide necessary office furnishings for the administrative space, such as: desk, chair, and file cabinet.

C.6.1.1 An itemized inventory of GFE for each FCT location will be provided to the contractor on or prior to the contract startup date for that FCT location. The contractor shall sign the inventory to acknowledge custody of the equipment.

C.6.1.2 The contractor shall be responsible for initiating trouble calls to the contact FAA facility when troubles occur with GFE, and shall provide necessary coordination and assistance to FAA to accomplish routine and corrective GFE maintenance during normal hours of operation. The contractor shall not modify GFE.

C.6.1.3 The contractor shall check, change, and handle the operational voice recorder tapes in accordance with the provisions in FAA Order 7210.3. At locations where the recorders are not convenient to operating quarters, the contractor shall execute an agreement with the Airways Facilities (AF) manager assigning responsibility for checking and changing recorder tapes.

C.6.2 CONTRACTOR FURNISHED EQUIPMENT

C.6.2.1 The contractor shall provide and maintain a minimum of one commercial, public access telephone line. If additional site-specific equipment is required, it is specified in Appendix 4.

C.6.2.2 The contractor shall furnish administrative supplies, such as paper, writing implements, etc.

C.7.0 ENFORCEMENT ACTIONS

C.7.1 Failure to comply with any of the standard procedures, requirements, or guidelines in this statement of work will subject the contractor to the enforcement remedies identified in the documents, directives, and regulations listed in Appendix 1.

C.7.2 The contractor will be immediately notified, upon inspection and/or evaluation by FAA, if the FCT is found to be operating in a manner which does not ensure the safe, orderly, and expeditious movement of air traffic in the Class D airspace under its jurisdiction. The contractor shall take immediate action to correct any condition,which has an adverse effect on the provision of ATC services. FAA reserves the right and authority under the provisions of clause 52.249-8, "Default", of Part II, Section 1, to terminate all or part of the contract for default if the contractor fails to take immediate corrective action that is satisfactory to FAA.

  APPENDIX 1.  OPERATIONAL DOCUMENTS, DIRECTIVES, AND REGULATIONS

The following documents, directives and regulations are applicable, in whole or part:

     - Federal Aviation Regulations, Parts 01, 65 (excluding Subpart b, paragraph 65.46), 67, 91, and 93 (14 CFR Parts 01, 65, 67, 91 and 93;
     49 CFR 830.2; and 49 CFR Part 40)

     - Airman's Information Manual (AIM)

     - FAA Order 3120.4, AIR TRAFFIC CONTROL TRAINING

     - FAA Order 7010.1, AIR TRAFFIC EVALUATION PROCEDURES

     - FAA Order 7110.65, AIR CONTROL

     - FAA Order 7210.3, FACILITY OPERATION AND ADMINISTRATION

     - FAA Order 7220.1, CERTIFICATION AND RATING PROCEDURES

     - FAA Order 7232.5. REDUCED OR INCREASED OPERATING HOURS FOR AIRPORT TRAFFIC CONTROL TOWERS/APPROACH CONTROL FACILITIES

     - FAA Order 7340.1, CONTRACTIONS

     - FAA Order 7356.6, LOCATION IDENTIFIERS

     - FAA Order 7400.2, PROCESS FOR HANDLING AIRSPACE MATTERS

     - FAA Order 7610.4, SPECIAL MILITARY OPERATIONS

     - FAA Order 8020.11, AIRCRAFT ACCIDENT AND INCIDENT NOTIFICATION, INVESTIGATION AND REPORTING

     - FAA Terminal Instructional Program Guide (IPG), TP-12-0-1

     - FAA National Air Traffic Training Program, Terminal Proficiency and Refresher Units

     -   Federal   Meteorological   Handbook,   FMH-9,   AVIATION   WEATHER
     OBSERVATIONS


              APPENDIX 2. AVAILABILITY IN APPENDIX 1

The items listed below are available for purchase from:
               Superintendent of Documents
               U.S. Government Printing Office
               Washington, DC 20402
               (202) 783-3238

     - Federal Aviation Regulations, Parts 01, 65 (excluding Subpart B, paragraph 65-46), 67, 91 and 93 (14 CFR Parts 01, 65, 67, 91 and 93;
     49 CFR 830.2; and 49 CFR Part 40)
     - Airman's Information Manual (AIM)
     - FAA Order 7110.65, AIR TRAFFIC CONTROL
     - FAA Order 7340.1, CONTRACTIONS
     - FAA Order 7350.6, LOCATION IDENTIFIERS
     - FAA Terminal Instructional Program Guide (IPG), TP-12-0-1
     - FAA National Air Traffic Training Program, Terminal Proficiency and Refresher Units


The items listed below are available for purchase from:
               NAS Document Control Center
               400 Virginia Avenue, SW
               Washington, DC 20024
               (202) 646-2047

     - FAA Order 3120.4, AIR TRAFFIC CONTROL TRAINING
     - FAA Order 7010.1, AIR TRAFFIC EVALUATION PROCEDURES
     - FAA Order 7220.1, CERTIFICATION AND RATING PROCEDURES
     - FAA Order 7232.5, REDUCED OR INCREASED OPERATING HOURS FOR AIRPORT TRAFFIC CONTROL TOWERS/APPROACH CONTROL FACILITIES
     - FAA Order 7400.2, PROCEDURES FOR HANDLING AIRSPACE MATTERS
     - FAA Order 7610.4, SPECIAL MILITARY OPERATIONS
     - FAA Order 8020.11, AIRCRAFT ACCIDENT AND INCIDENT NOTIFICATION, INVESTIGATION, AND REPORTING


Federal Meteorological Handbook, FMH-9, AVIATION WEATHER OBSERVATIONS, is available by contacting the individual at the National Weather Service office listed:

Jack Fey, Alaska Region            Kevin Murray, Eastern Region
(907) 271-5124                     (516) 244-0146

Alvin Gughikuma, Pacific Region    Steve Shild, Central Region
(808) 541-1653                     (816) 426-3226

David Lamb, Western Region
(801) 524-5120

The items listed in Appendix 1 are available for review at the following FAA locations by contacting the individual listed:

Hank Williams, AAL-510             Brian Romer, ACE-510
Alaskan Region                     Central Region
222 W. 7th Avenue, #14             601 E. 12th Street
Anchorage, AK 99533                Kansas City, MO 64106
(907) 271-5828                     (816) 426-3400

Ron Regerie, AEA-510               Debra Griffith, AGL-510
Eastern Region                     Great Lakes Region
JFK International Airport          O'Hare Lake Office Center
Fitzgerald Federal Building        2300 East Devon Avenue
Jamaica, NY 11430                  Des Plaines, IL 60018
(718) 553-1221                     (708) 294-7482

Tom Killian, ANE-520               Dale Realph, ANM-510
New England Region                 Northwest Mountain Region
12 New England Executive Park      1601 Lind Avenue, SW
Burlington, MA 01803               Renton, WA 98055-4056
(617) 238-7516                     (206) 227-2516

Richard Brewer, ASO-510            Mike Durham, ASW-510
Southern Region                    Southwest Region
1707 Columbia Avenue               2601 Meacham Boulevard
College Park, GA 30320             Fort Worth, TX 76137-4298
(404) 305-5547                     (817) 222-5583

John Maloney, AWP-510              Jon Harris, ATR-120
Western-Pacific Region             Washington Headquarters
15000 Aviation Boulevard           800 Independence Avenue, SW
Hawthorne, CA 90009                Washington, DC 20591
(310) 297-1617                     (202) 267-9176


                 APPENDIX 3. DRUG TESTING PROGRAM

I. SCOPE. This appendix contains the standards and components that must be included in an anti-drug program required by this contract.

II.  DEFINITIONS.  For  the  purpose  of  this   appendix,   the  following
definitions apply:

     ACCIDENT means an occurrence associated with the operation of an aircraft which takes place between the time any person boards the aircraft with the intention of flight and all such persons have disembarked, and in which any person suffers death or serious injury, or in which the aircraft receives substantial damage (49 CFR 830.2).

     ANNUALIZED RATE for the purposes of unannounced testing of employees based on random selection means the percentage of specimen collection and testing of employees performing ATC functions during a calendar year. The employer shall determine the annualized percentage rate by referring to the total number of covered employees at the beginning of a calendar year or by an alternative method specified in the employer's drug testing plan approved by FAA.

     CONTRACTOR is the person, persons, state or local organization /authority that has management and control responsibility for the specific airport including the ATCT and a prime contract with FAA.

     EMPLOYEE is a person who performs air traffic control duties.

     EMPLOYER is an ATC facility not operated by FAA or the U.S. military that directly employs persons to perform ATC services.

     FAILING A DRUG TEST means that the test results show positive evidence of the presence of a prohibited drug or drug metabolite in an employee's system.

     MEDICAL REVIEW OFFICER (MRD) is a licensed physician responsible for receiving laboratory results generated by an employer's drug testing program who has knowledge of substance abuse disorders and has appropriate medical training to interpret and evaluate an individual's positive test result together with his or her medical history and any other relevant biomedical information.

     PASSING A DRUG TEST means that the test result does not show positive evidence of the presence of A prohibited drug or drug metabolite in an employee's system.

     POSITIVE EVIDENCE means the presence of a drug or drug metabolite in a urine sample at or above the test levels listed in the DOT "Procedures for Transportation Workplace Drug Testing Programs" (49 CFR Part 40).

     PROHIBITED  DRUG  means  marijuana,  cocaine,  opiates,  phencyclidine
(PCP), and amphetamines.

     REFUSAL TO SUBMIT means refusal by an individual to provide a urine sample after he or she has received notice of the requirement to be tested in accordance with this appendix,.

III. FCT PROCEDURES. It shall be the responsibility of the employer to maintain or have immediate access to all regulations, policies, and directives referenced in this appendix.

Each employer shall ensure that drug testing programs conducted pursuant to the execution of this agreement comply with the requirements of this appendix and 49 CFR Part 40. An employer shall only use or contract with a drug testing laboratory that is certified by the Department of Health and Human Services (DHHS) pursuant to the DHHS "Mandatory Guidelines for Federal Workplace Drug Testing Programs" (53 FR 11970; April 11, 1988).

An employer that does not directly employ persons to perform ATC services but causes ATC services to be performed by a contractor or consortium shall require the contractor or consortium to comply with the provisions of 14 CFR Parts 65, 67 and Appendix I to Part 121 as they apply to airmen medical certification, use of prohibited drugs, and anti-drug programs.

IV. EMPLOYEES WHO MUST BE TESTED. Each person who performs ATC duties must be tested pursuant to an FAA-approved anti-drug program conducted in accordance with this appendix.

V. SUBSTANCES FOR WHICH TESTING MUST BE CONDUCTED. Each employer shall test covered employees for the prohibited drugs during each test required by section VI of this appendix.

VI. TYPES OF DRUG TESTING REQUIRED. Each employer shall conduct the following types of testing in accordance with the procedures set forth in this appendix and 49 CFR Part 40:

     A. PREEMPLOYMENT TESTING. No employer may hire any person to perform ATC duties unless the applicant passes a drug test for that employer. The employer shall advise an applicant at the time of application that preemployment testing will be conducted for the prohibited drugs.

     B. PERIODIC TESTING. Each covered employee shall submit to a periodic drug test. The employee shall be tested for the prohibited drugs during the first calendar year of implementation of the employer's anti-drug program. The test shall be conducted in conjunction with the first medical evaluation of the employee or in accordance with an alternative method for collecting periodic test specimens detailed in an employer's approved anti-drug program. An employer may discontinue periodic testing of its employees after the first full year of implementation of the employer's anti-drug program.

     C. RANDOM TESTING. Each employer shall randomly select covered employees for unannounced testing for prohibited drugs in an employee's system using a random number table or a computer-based number generator that is matched with an employee's social security umber, payroll identification number, or any other alternative method approved by FAA.

          (1) During the first 2 months following implementation of unannounced testing based on random selection pursuant to this appendix, an employer shall meet the following conditions:

               (a) The unannounced testing based on random selection of employees shall be spread reasonably throughout the 12-month period.

               (b) The last collection of specimens for random testing during the year shall be conducted at an annualized rate equal to not less than 50 percent of covered employees.

               (c) The total number of unannounced tests based on random selection during the 12-months shall be equal to not less than 25 percent of covered employees.

          (2) Following the first 12 months, an employer shall achieve and maintain an annualized rate equal to not less than 50 percent of covered employees.

     D. POSTACCIDENT TESTING. Each employer shall test each covered employee for the prohibited drugs if that employee's performance either contributed to an accident or cannot be completely discounted as a contributing factor to the accident. The employee shall be tested as soon as possible but not later than 32 hours after the accident. The decision not to administer a test under this section must be based on a determination, using the best information available at the time of the accident, that the employee's performance could not have contributed to the accident. (Postaccident testing is required and authorized only for accidents meeting the definition in paragraph II., above.)

     E. TESTING BASED ON REASONABLE CAUSE. Each employer shall test any covered employee who is reasonably suspected by the employer of using a prohibited drug. At least two of the employee's supervisors, one who is trained in detection of possible symptoms of drug use, shall substantiate and concur in the decision to test an employee who is reasonably suspected of drug use. The decision to test must be based on a reasonable and articulable belief that the employee is using a prohibited drug on the basis of specific, contemporaneous, physical behavioral, or performance indicators of probable drug use.

     F. TESTING AFTER RETURN TO DUTY. Each employer shall implement a reasonable program of unannounced testing of each individual who has been hired and each individual who has been returned to duty to perform ATC functions after failing a drug test conducted in accordance with this appendix, or after refusing to submit to a drug test required by this appendix. The individual or employee shall be subject to unannounced testing for not more than 60 months after the individual has been hired or the employee has returned to duty to perform ATC functions.

VI. ADMINISTRATIVE MATTERS.

     A. COLLECTION, TESTING, AND REHABILITATION RECORDS. Each employer shall maintain all records related to the collection process, including all logbooks and certification statements, for 2 years. Each employer shall maintain records of employee confirmed positive drug test results and employee rehabilitation for 5 years. The employer shall maintain records of negative test results for 12 months. The employer shall permit FAA
Administrator or the Administrator's representative to examine these records.

     B. LABORATORY INSPECTIONS. The employer shall contract only with a laboratory that permits preaward inspections by the employer before the laboratory is awarded a testing contract and unannounced inspections, including examination of any and all records at any time by the employer, the FAA Administrator, or the Administrator's representative.
     C. EMPLOYEE REQUEST TO RETEST A SPECIMEN. Not later than 60 days after receipt of a confirmed positive test result, and employee may submit a written request to the MRO for retesting of the specimen producing the positive test result. Each employee may make one written request that a sample of the specimen be provided to the original or another DHHS-certified laboratory for testing. The laboratories shall follow chain-of-custody procedures. The employee shall pay the costs of the additional test and all handling and shipping costs associated with the transfer of the specimen to the laboratory.

     D. RELEASE OF DRUG TESTING INFORMATION. An employer may release information regarding an employee's drug testing results or rehabilitation to a third party only with the specific, written consent of the employee authorizing release of the information to an identified person. Information regarding an employee's drug testing results or rehabilitation shall be released to the National Transportation Safety Board as part of an accident investigation, to FAA upon request, or as required by section VII.C.5. of this appendix.

VII. REVIEW OF DRUG TESTING RESULTS. The employer shall designate or appoint an MRO. If the employer does not have a qualified individual on staff to serve as MRO, the employer may contract for the provision of MRO services as part of its drug testing program.

     A. MRO QUALIFICATIONS. The MRO must be a licensed physician (M.D. or D.O.) with knowledge of drug abuse disorders.

     B. MRO DUTIES. The MRO shall perform the following functions for the employer:

          1. Review the results of the employer's drug testing program before the results are reported to the employer and summarized for FAA.

          2. Within a reasonable time, notify an employee of a confirmed positive test result.

          3. Review and interpret each confirmed positive test result in order to determine if there is a legitimate explanation for the confirmed positive test result. The MRO shall perform the functions prescribed in 49 CFR Part 40 as part of the review of a confirmed positive test result.

     4.   Process employee requests to retest a specimen in accordance with section VI.C. of this appendix.

     5. Determine whether and when, consistent with an employer's anti-drug program, a return-to-duty recommendation for a current employee or a decision to hire an individual to perform ATC functions after failing a test conducted in accordance with this appendix or after refusing to submit to a test required by this appendix, including review of any rehabilitation program in which the individual or employee participated, may be made.

     6. Ensure that an individual or employee has been tested in accordance with the procedures of this appendix and 49 CFR Part 40 before the individual is hired or the employee returns to duty.

     7. Determine a schedule of unannounced testing for an individual who has been hired or an employee who has returned to duty to perform ATC functions after the individual or employee has failed a drug test conducted in accordance with this appendix or has refused to submit to a drug test required by this appendix.

     C.   MRO DETERMINATIONS.

          1. If the MRO determines, after appropriate review, that there is a legitimate explanation for the confirmed positive test result that is consistent with legal drug use, the MRO shall conclude that the test result is negative and shall report the test as a negative test result.

          2. If the MRO determines, after appropriate review, that there is no legitimate explanation for the confirmed positive test result that is consistent with legal drug use, the MRO shall refer the employee to an employer's rehabilitation program if available or to a personnel or administrative officer for further proceedings in accordance with the employer's anti-drug program.

          3. Based on a review of laboratory inspection reports quality assurance and quality control data, and other drug test results, the MRO may conclude that a particular drug test result is scientifically insufficient for further action. Under these circumstances, the MRO shall conclude that the test is negative for the presence of drugs or drug metabolites in an employee's system.

          4. In order to make a recommendation to hire an individual to perform ATC functions or to return an employee to ATC duties after the individual or employee has failed a drug test conducted in accordance with this appendix or refused to submit to a drug test required by this appendix, the MRO shall:

               a. Ensure that the individual or employee is drug free based on a drug test that shows no positive evidence of the presence of a drug or a drug metabolite in the person's system;

               b.   Ensure   that  the  individual  or  employee  has  been
evaluated by a physician or rehabilitation program counselor for drug use or abuse; and

               c. Ensure that the individual or employee demonstrates compliance with any conditions or requirements of any rehabilitation program in which the person participated.

          5. Notwithstanding any other section in this appendix, the MRO shall make the following determinations in the case of an employee or applicant who holds, or is required to hold, a medical certificate issued pursuant to 14 CFR Part 67 in order to perform ATC duties for an employer:

               a. The MRO shall mike a determination of probable drug dependence or nondependence as specified in 14 CFR Part 67. If the MRO makes a determination of nondependence, the MRO has authority to recommend that the employee return to duty in a position that requires the employee to hold a certificate issued under 14 CFR Part 67. The MRO shall forward the determination of nondependence, the return-to-duty decision, and any supporting documentation to the Federal Air Surgeon for review.

               b. If the MRO makes a determination of probable drug dependence at any time, the MRO shall report the name of the individual and identifying information, the determination of probable drug dependence, and any supporting documentation to the Federal Air Surgeon. The MRO does not have the authority to recommend that the employee return to duty in a position that requires the employee to hold a certificate issued under 14 CFR Part 67. The Federal Air Surgeon shall determine if the individual may retain or may be issued a medical certificate consistent with the requirements of 14 CFR Part 67.

               c. The MRO shall report to the Federal Air Surgeon the name of any employee who is required to hold a medical certificate issued pursuant to 14 CFR Part 67 and who fails a drug test. The MRO shall report to the Federal Air Surgeon the name of any person who applies for a position that requires the person to hold a medical certificate issued pursuant to 14 CFR Part 67 and who fails a preemployment drug test.

               d. The MRO shall forward the information specified in paragraphs a., b., and c. of this section to the Federal Air Surgeon, Federal Aviation Administration, (Attention: AAM-800), 400 Seventh Street SW., Washington, DC 20590.

VIII. EMPLOYEE ASSISTANCE PROGRAM (EAP). The employer shall provide an EAP for employees. The employer may establish the EAP as a part of its internal personnel services or the employer may contract with an entity that will provide EAP services to an employee. Each EAP must include education and training on drug use for employees and training for supervisors making determinations for testing of employees based on reasonable cause.

     A. EAP EDUCATION PROGRAM. Each EAP education program must include at least the following elements: display and distribution of informational material; display and distribution of a community service hot-line telephone number for employee assistance and display and distribution of the employer's policy regarding drug use in the workplace.

     B. EAP TRAINING PROGRAM. Each employer shall implement a reasonable program of initial training for employees. The employee training program must include at least the following elements: the effects and consequences of drug use on personal health, safety, and work environment; the manifestations and behavioral cues that may indicate drug use and abuse; and documentation of training given to employees and employer's supervisory personnel. The employer's supervisory personnel who will determine when an employee is subject to testing based on reasonable cause shall receive specific training on the specific, contemporaneous physical, behavioral, and performance indicators of probable drug use in addition to the training specified above. The employer shall ensure that supervisors who will make reasonable cause determinations receive at least 60 minutes of initial training. The employer shall implement a reasonable recurrent training program for supervisory personnel making reasonable case determinations during subsequent years. The employer shall identify the employee and supervisor EAP training in the employer's drug testing plan submitted to FAA for approval.

IX. EMPLOYER'S DRUG TESTING PLAN. Each employer shall submit a drug testing plan for approval, to FAA at the time of contract proposal submission (prior to contract award) in accordance with the plan format attached to this appendix. The anti-drug plan must include the required data elements shown in the plan format to be acceptable.

X.  REPORTING RESULTS OF DRUG TESTING PROGRAM.

     A. Each employer shall submit a semiannual report to the Office of Aviation Medicine (Attention: AAM-800), 400 Seventh Street SW., Washington, DC 20590, summarizing the results of its drug-testing program and covering the period from January 1- June 30. Each employer shall submit an annual report summarizing the results of its drug testing program and covering the period from January 1-December 31. Each employer shall submit these reports no later than 45 days after the last day of the report period.

     B.   Each report shall contain:

          1. The total number of tests performed and the total number of tests performed for each category of test.

          2.   The total  number of employees tested if different from item
1.

          3. The total number of positive test results by category of test and the total number of positive test results by the type of drug shown in a positive test result.

          4. The disposition of an individual who failed a drug test conducted in accordance with this appendix or who refused to submit to a drug test required by this appendix by each category of test.

XI. PREEMPTION. This appendix does not preempt provisions of State criminal law that impose sanctions for reckless conduct of an individual that leads to actual loss of life, injury, or damage to property whether such provisions apply specifically to aviation employees or generally to the public.

                          ANTI-DRUG PLAN


1.   AIR TRAFFIC CONTROL FACILITY NAME/ADDRESS:


2.   ANTI-DRUG PROGRAM MANAGER NAME/ADDRESS/TELEPHONE:


3.   NUMBER OF ATC EMPLOYEES SUBJECT TO TESTING:


4. MEDICAL REVIEW OFFICER NAME/ADDRESS/TELEPHONE/STATE LICENSE NUMBER AND DATE ISSUED:

     (The MRO must be a licensed physician, either a Doctor of Medicine or Doctor of Osteopathy, and MUST PERFORM all duties and determinations in accordance with the DOT regulation, 49 CFR Part 40 and Section VII, Appendix 3, of the Statement of Work. A statement to that effect in the plan is acceptable to confirm that the MRO will carry out the responsibilities required by the anti-drug regulations. If the employer elects to list MRO duties and determinations, ALL responsibilities must be included.)

5.   DRUG TESTING LABORATORY NAME/ADDRESS/TELEPHONE:

     (Must be DHHS/NIDA-Certified)

6.   COLLECTION COMPANY/ADDRESS/TELEPHONE:

     (Collection procedures MUST fully comply with 49 CFR Part 40. A statement that collections will be accomplished in accordance with 49 CFR Part 40 is acceptable.

7.   EMPLOYEE ASSISTANCE  PROGRAM  (EAP)  MANAGER  NAME/ADDRESS/  TELEPHONE
     NUMBER:


8.   EAP EDUCATION/TRAINING PROGRAM:

     (Employee education and supervisory training MUST include ALL elements of Section VIII, Appendix 3, of the Statement of Work. A statement to that effect in the plan is acceptable. The employer may expand drug abuse education and training if desired.)

9.   REQUIRED TYPES OF TESTING:

     (Include a statement that employee urine samples will be tested only for marijuana, cocaine, opiates, phencyclidine (PCP), and amphetamines or a metabolite of those drugs.)

     FULLY DESCRIBE the procedures and methods to be used in conducting the types of tests required by Section VI, Appendix 3, of the Statement of Work. Explain the procedures for EACH type of test; e.g.:

     PREEMPLOYMENT:
     PERIODIC:
     RANDOM:
     POSTACCIDENT:
     REASONABLE CAUSE:
     RETURN TO DUTY:


10.  RECORDKEEPING/RELEASE OF DRUG TEST INFORMATION:

     (Describe the procedures to be used to ensure safeguarding of drug test records as required by Section VI.A. and the release of drug test information as required by Section VI.D., Appendix 3, of the Statement of Work.)


11.  TYPED NAME/TITLE AND SIGNATURE OF INDIVIDUAL SUBMITTING  PLAN AND DATE
     SUBMITTED:


               APPENDIX 4. SITE-SPECIFIC INFORMATION

Prospective contract tower sites have been grouped into four (4) areas of the United States, including Guam, Puerto Rico, and the Virgin Islands. This appendix identifies site-specific information for prospective FCT locations and is organized into sections which correspond to the four (4) contract bidding areas.

     - AREA 1 includes Connecticut, Delaware, Maine, Maryland, Massachusetts, New Hampshire, New Jersey, New York, Pennsylvania, Rhode Island, Vermont, Virginia, and West Virginia. Area 1 locations are numbered 0001 through 0100.

     - AREA 2 includes Alabama, Arkansas, Georgia, Florida, Kentucky, Louisiana, Mississippi, New Mexico, North Carolina, Oklahoma, Puerto Rico, South Carolina, Tennessee, Texas, and the Virgin Islands. Area 2 locations are numbered 0101 through 0200.

     -  AREA  3  includes  Illinois,  Indiana,   Iowa,   Kansas,  Michigan,
Minnesota, Missouri, Nebraska, North Dakota, Ohio, South Dakota, and Wisconsin. Area 3 locations are numbered 0201 through 0300.

     - AREA 4 includes Alaska, Arizona, California, Colorado, Guam, Hawaii, Idaho, Montana, Nevada, Oregon, Utah, Washington and Wyoming. Area 4 locations are numbered 0301 through 0400.


AREA 4

FCT LOCATION 0301: Palmdale, CA

HOURS OF OPERATION: 0530 - 2400

HOURS OF WEATHER REPORTING SERVICES: 0530 - 2400

OTHER SITE-SPECIFIC REQUIREMENTS: Contractor  must  execute a Joint
     Use Agreement with the City of Los Angeles and the U.S. Air Force, in accordance with the current FAA agreement, prior to startup date. Site supervisory and control personnel must be U.S. citizens.


FCT LOCATION 0302: Salinas Municipal, CA

HOURS OF OPERATION: 0700 - 1900

HOURS OF WEATHER REPORTING SERVICES: None
     (In the event of FSS relocation, will be required 0700 - 1900)

OTHER SITE-SPECIFIC REQUIREMENTS: None



FCT LOCATION 0303: Molokai, HI

HOURS OF OPERATION: 0700 - 1830

HOURS OF WEATHER REPORTING SERVICES: 0700 - 1830

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0304: Lewiston-Nez Perce County, ID

HOURS OF OPERATION: 0600 - 2200

HOURS OF WEATHER REPORTING SERVICES: Varying times between 0600 - 2200 whenever National Weather Service is closed.

OTHER SITE-SPECIFIC REQUIREMENTS: None

FCT LOCATION 0305: Pocatello Regional, ID

HOURS OF OPERATION: 0600 - 2200

HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0306: McNary Field, OR

HOURS OF OPERATION: 0700 - 2100
HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0307: Kenai Municipal, AK

HOURS OF OPERATION: 0600 - 2200

HOURS OF WEATHER REPORTING SERVICES: 0600 - 2200

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0308: King Salmon, AK

HOURS OF OPERATION: 0800 - 2000, except 0700 - 2300 during summer fish haul mid-June - July (dates and hours issued by NOTAM)

HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENT: Housing and goods are scarce and expensive. Access is by air only; there is no road system. The FAA will provide sufficient numbers of Government housing units for the use of contractor ATC personnel. The number of units provided will be based on the staffing numbers submitted in the technical proposal. After contract award, the contract price for King Salmon will be adjusted to reflect any rental or other monies required of the contractor for such units. BIDDERS SHOULD NOT ADD ANY MONIES TO THE BID PRICE TO COVER HOUSING COSTS.


FCT LOCATION 0309: Kodiak, AK

HOURS OF OPERATION: 0700 - 2200, April - September
                    0700 - 2000, October - March

HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENTS: Housing is limited and expensive. The location is accessed by air year-round and ferry in the summer, only.


FCT LOCATION 0310: Chico Municipal, CA

HOURS OF OPERATION: 0700 - 1900

HOURS OF WEATHER REPORTING SERVICES: 0700 - 1900

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0311: Modesto City-County, CA

HOURS OF OPERATION: 0700 - 2100

HOURS OF WEATHER REPORTING SERVICES: 0700 - 2100

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0312: Oxnard, CA

HOURS OF OPERATION: 0700 - 2100

HOURS OF WEATHER REPORTING SERVICES: 0700 - 2100

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0313: Redding Municipal, CA

HOURS OF OPERATION: 0630 - 2130

HOURS OF WEATHER REPORTING SERVICES: None
     (In the event of NWS closure, will be required 0630 - 2130)

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0314: San Luis Obispo County, CA

HOURS OF OPERATION: 0700 - 2000

HOURS OF WEATHER REPORTING SERVICES: 0700 - 2000

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0315: Santa Maria Public, CA

HOURS OF OPERATION: 0600 - 2000

HOURS OF WEATHER REPORTING SERVICES: 0600 - 2000, visibility only
     (In the event of NWS closure, will be required 0600 - 2000)

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0316: Grand Junction, CO*

HOURS OF OPERATION: 0600 - 2200

HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENTS: None
*Currently a non-radar approach control. Prior to contract award, IFR operations will be relocated to an adjacent facility.


FCT LOCATION 0317: Keahole, HI

HOURS OF OPERATION: 0600 - 2000

HOURS OF WEATHER REPORTING SERVICES: 0600 - 2000

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0318: Lihue, HI

HOURS OF OPERATION: 0700 - 2100

HOURS OF WEATHER REPORTING SERVICES: None
     (In the event of NWS closure, will be required 0600 - 2000)

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0319: Fanning Field, ID

HOURS OF OPERATION: 0600 - 2200

HOURS OF WEATHER REPORTING SERVICES: None
     (In the event of FSS relocation, will be required 0600 - 2000)

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0320: Helena Regional, MT*

HOURS OF OPERATION: 0600 - 2400, Monday - Friday
                    0600 - 2200, Saturday and Sunday

HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENTS: None

*Currently a non-radar approach control. Prior to contract award, IFR operations will be relocated to an adjacent facility.


FCT LOCATION 0321: Missoula International, MT*

HOURS OF OPERATION: 0600 - 2400

HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENTS: None

*Currently a non-radar approach control. Prior to contract award, IFR operations will be relocated to an adjacent facility.


FCT LOCATION 0322: Klamath Falls International, OR

HOURS OF OPERATION: 0700 - 2200*

HOURS OF WEATHER REPORTING SERVICES: None
     (In the event of military relocation, will be required 0600 - 2000)

OTHER SITE-SPECIFIC REQUIREMENTS: None

*As of 7/11/94, hours of operation have been temporarily reduced, as indicated. BID PRICE FOR THIS LOCATION SHOULD BE BASED ON 24 HOUR OPERATIONS AS INDICATED IN YOUR APPROVED STAFFING PLAN. Price decrease as a result of this change will be in accordance with Section C.5.5.


FCT LOCATION 0323: Portland-Troutdale, OR

HOURS OF OPERATION: 0700 - 2200

HOURS OF WEATHER REPORTING SERVICES: 0700 - 2200

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0324: Ogden-Hinckley Municipal, UT

HOURS OF OPERATION: 0600 - 2200

HOURS OF WEATHER REPORTING SERVICES: 0600 - 2200

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0325: Felts Field, WA

HOURS OF OPERATION: 0600 - 2200

HOURS OF WEATHER REPORTING SERVICES: None
     (In the event of FSS relocation, will be required 0600 - 2200)

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0326: Flagstaff-Pulliam, AZ

HOURS OF OPERATION: 0600 - 2100, April - September
                    0700 - 1900, October - March

HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0327: Whiteman, CA

HOURS OF OPERATION: 0800 - 2000

HOURS OF WEATHER REPORTING SERVICES: 0800 - 2000

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0328: Friedman Memorial, ID

HOURS OF OPERATION: 0700 - 2300

HOURS OF WEATHER REPORTING SERVICES: 0700 - 2300

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0329: Pendleton Municipal, OR

HOURS OF OPERATION: 0600 - 2000

HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0330: Bellingham International, WA

HOURS OF OPERATION: 0000 - 2400

HOURS OF WEATHER REPORTING SERVICES: 0000 - 2400

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0331: Lake Tahoe, CA

HOURS OF OPERATION: 0800 - 2000

HOURS OF WEATHER REPORTING SERVICES: 0800 - 2000

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0332: Twin Falls-Sun Valley Regional, ID*

HOURS OF OPERATION: 0600 - 2200

HOURS OF WEATHER REPORTING SERVICES: 0600 - 2200

OTHER SITE-SPECIFIC REQUIREMENTS: None

*Currently a non-radar approach control. Prior to contract award, IFR operations will be relocated to an adjacent facility.


FCT LOCATION 0333: Cheyenne, WY*

HOURS OF OPERATION: 0600 - 2200

HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENTS: None

*Currently a non-radar approach control. Prior to contract award, IFR operations will be relocated to an adjacent facility.


FCT LOCATION 0334: Olympia, WA

HOURS OF OPERATION: 0800 - 2000

HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0335: Walla Walla Regional, WA

HOURS OF OPERATION: 0600 - 2200

HOURS OF WEATHER REPORTING SERVICES: None
     (In the event of FSS relocation, will be required 0600 - 2200)

OTHER SITE-SPECIFIC REQUIREMENTS: None


FCT LOCATION 0336: Yakima Air Terminal, WA*

HOURS OF OPERATION: 0600 - 2200

HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENTS: None

*Pending reclassification to Level I. Currently a non-radar approach control. Prior to contract award, IFR operations will be relocated to an adjacent facility.


FCT LOCATION 0337: Agana, Guam*

HOURS OF OPERATION: 0000 - 2400

HOURS OF WEATHER REPORTING SERVICES: None

OTHER SITE-SPECIFIC REQUIREMENTS: None

*Will be operated as a VFR tower.


FCT LOCATION 0338 - 0400: (Reserved)

HOURS OF OPERATION:

HOURS OF WEATHER REPORTING SERVICES:

OTHER SITE-SPECIFIC REQUIREMENTS:

                                    Contract No. DTFA01-94-C-0065


                       PART I - THE SCHEDULE
               SECTION E - INSPECTION AND ACCEPTANCE

I.   FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

52.246-4  INSPECTION OF SERVICES - FIXED-PRICE (FEBRUARY 1992.)

(a)  Definitions.  "Services,"  as  used  in this clause, includes services
performed,  workmanship,  and  material  furnished   or   utilized  in  the
performance of services.

(b) The contractor shall provide and maintain an inspection system acceptable to the Government covering the services under this contract. Complete records of all inspection work performed by the contractor shall be maintained and made available to the Government during contract performance and for as long afterwards as the contract requires.

(c) The Government has the right to inspect and test all services called for by the contract, to the extent practicable at all times and places during the. term of the contract. The Government shall perform inspections and tests in a manner that will not unduly delay the work.

(d) If the Government performs inspections or tests on the premises of the Contractor or subcontractor, the Contractor shall furnish, and shall require subcontractors to furnish, with additional charge, all reasonable facilities and assistance for the safe and convenient performance of these duties.

(e) If any of the services do not conform with contract requirements, the Government may require the Contractor to perform the services again in conformity with contract requirements, at no increase in contract amount. When defects in services cannot be corrected by reperformance, the Government may: (1) require the contract or to take necessary action to ensure that future performance conforms to contract requirements, and (2) reduce the contract price to reflect the reduced value of the services performed.

(f) If the Contractor fails to promptly perform the services again or to take necessary action to ensure future performance in conformity with contract requirements, the Government may: (1) by contract or otherwise, perform the services and charge to the Contractor any cost incurred by the Government that is directly related to the performance of such service, or
(2) terminate the contract for default.

                          (End of clause)

                                    Contract No. DTFA01-94-C-0065


                       PART I - THE SCHEDULE
               SECTION F - DELIVERIES OR PERFORMANCE

F-I FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUNE 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make heir full text available.
                          (End of clause)

I.   FAR (48 CHAPTER 1) CLAUSES

52.212-13 STOP-WORK ORDER (AUGUST 1989)

II.  TRANSPORTATION ACQUISITION REGULATION (48 CHAPTER 12) CLAUSES

1252.212-71 NOTICE OF DELAY (APRIL 1984)

F-2  PERIOD OF PERFORMANCE

The period of this contract is from date of contract award, no sooner than August 2, 1994, through September 30, 1994. Pursuant to FAR 52.217-9, "Option to Extend the Term of the Contract," the FAA may annually extend this contract through September 30, 1998 and may add any or all of the additional sites specified in Appendix 4 of the SOW at the beginning of any calendar month during any of the option years. The FAA will unilaterally exercise any option period(s) by contract modification.

F-3  AVAILABILITY OF FUNDS FOR FUTURE PERFORMANCE

Pursuant to FAR 52.232-18, "Availability of Funds," funds are not presently available for future year's performance. Any extension of this contract is contingent upon receipt of appropriated funds.

                          (End of clause)

F-4  PLACE OF PERFORMANCE

The Contractor shall provide air traffic control (ATC) services at the sites indicated in Appendix 4 to Section C for the area(s) for which the offeror is bidding. Notwithstanding the provisions of FAR 52.243-1, "Changes - Fixed Price - Alternate I," the Government will not change the place of performance of services under this contract without the consent of the Contractor.

                          (End of clause)



F-5  DAYS AND HOURS OF WORK

The contractor shall provide ATC services during the days and hours slated in Appendix 4 to Section C for the area(s) for which the offeror is bidding.

                          (End of clause)

F-6  HOLIDAYS

ATC services are required as slated in Appendix 4 to Section C. Overtime pay may be required for those working on federally recognized legal holidays listed below:

     New Year's Day                     January 1
     Martin Luther King's Birthday      Third Monday in January
     President's Day                    Third Monday in February
     Memorial Day                       Last Monday in May
     Independence Day                   July 4
     Labor Day                          First Monday in September
     Columbus Day                       Second Monday in October
     Veterans Day                       November 11
     Thanksgiving Day                   Fourth Thursday in November
     Christmas Day                      December 25

F-7  DELIVERY SCHEDULE

The chart below outlines initial base year sites and potential sites to be added during the four (4) one-year option periods by AREA. It is the intention of the FAA to exercise options to add sites on or around the beginning of the Fiscal Year. It is also the intention of the FAA to evenly spread the addition of sites over option years one through three. We are unable to determine which sites will be added in any particular year, at this time, therefore, we present the chart below:

                RANGE OF SITES TO BE ADDED ANNUALLY


                    AREA I    AREA 2    AREA 3    AREA 4    TOTAL

Fiscal Year 1994
Base Contract         6         9         4         6         25

Fiscal Year 1995
1st Option Year     0 - 22    0 - 38    0 - 33    0 - 31    0 - 124

Fiscal Year 1996
2nd Option Year     0 - 22    0 - 38    0 - 33    0 - 31    0 - 124

Fiscal Year 1997
3rd Option Year     0 - 22    0 - 38    0 - 33    0 - 31    0 - 124

Fiscal Year 1998
4th Option Year     0 - 22    0 - 38    0 - 33    0 - 31    0 - 124


TOTALS                28        47        37        37        149

                                    Contract No. DTFA01-94-C-0065


                       PART I - THE SCHEDULE
             SECTION G - CONTRACT ADMINISTRATION DATA

G.1  PAYMENT

The Contractor shall submit a properly executed original and two (2) copies of the Contractor's regular invoice to Federal Aviation Administration, Accounts Payable Branch, AAA-220, 800 Independence Avenue, SW, Washington, DC 20591.

G.2  METHOD OF PAYMENT

     A. Payments under this contract will be made by check or by wire transfer through the Treasury Financial Communications System at the option of the Government. Payments will be made monthly, in arrears, in accordance with FAR 2.232-25, "Prompt Payment".

     B. The Contractor shall forward the following information in writing to the Federal Aviation Administration, Accounts Payable Branch, AAA-220, 800 Independence Avenue, SW, Washington, D.C. 20591 no later than seven (7) days after receipt of notice of award.

          (1) Full name (where practicable), title, phone number, and complete mailing address of responsible official(s)

               (i)  To whom check payments are to be sent, and

               (ii) Who may be contacted concerning the bank account information requested below.

          (2)  The   following   bank   account  information  required   to
accomplish wire transfers:

               (i) Name, address, and telegraphic abbreviation of the receiving financial institution.

               (ii) Receiving financial institution's 9-digit American Bankers Association (ABA) identifying number for routing transfer of funds. (Provide this number only if the receiving financial institution has access to the Federal Reserve Communications System.)

               (iii) Recipient's name and account number at the receiving financial institution to be created with the funds.

               (iv) If the receiving financial institution does not have access to the Federal Reserve Communications System, provide the name of the correspondent financial institution through which the receiving financial institution receives electronic funds transfer messages. If a correspondent financial institution is specified, also provide:

                    (a)  Address   and   telegraphic  abbreviation  of  the
correspondent financial institution.

                    (b) The correspondent financial institution's 9-digit ABA identifying number for routine transfer of funds.

     C. Any changes to the information furnished under paragraph (B) clause shall be furnished to the Federal Aviation Administration, Accounts Payable Branch, AAA-220, 800 Independence Avenue, SW, Washington, DC 20591, in writing at least 30 days before the effective date of the change. It is the Contractor's responsibility to furnish these changes promptly to avoid payments to erroneous addresses or bank accounts.

     D.   The document furnishing  the  information  required in paragraphs
(B) and (C) must be dated and contain the signature, title, and telephone number of the Contractor Official authorized to provide it, as well as the Contractor's name and contract number.

G.3  SUBMISSION

The Contractor shall submit requests for payment under this contract as shown below. Distribution of all copies shall be concurrent. Unless otherwise indicated, the common street address for all destinations is:
Federal Aviation Administration, 800 Independence Avenue, SW, Washington, DC 20591.

     NO. OF COPIES            DESTINATION

     Original & 2             Contract and Miscellaneous Section,
                              AAA-220
          1                   Contracting Officer, ASU-310
          1                   Technical Officer, ATR-120.1

G.4  FAA TECHNICAL OFFICER

     a.   The  Contracting Officer has designated Mr. Jon Harris,  ATR-120,
(202) 267-9176, as the Technical Officer (TO) to assist in monitoring the work under this contract. The TO is responsible for the liaison with the Contractor.

     b. The Contracting Officer has designated Ms. Diane Bodenhamer, ATR-120, (202) 267-3178, as the Alternate Technical Officer (ATO) to assist in monitoring the work under this contract. The ATO is the alternate to the TO and has the same responsibilities as the TO for liaison with the Contractor.

     c. The TO/ATO is not authorized to change the scope of work or specifications in the contract, make any commitments or otherwise obligate the Government, or authorize any changes which affect the contract price, delivery schedule, period of performance, or other terms and conditions of the contract.

     d. The Contracting Officer may designate other Government personnel to act as his or her authorized representative for one or more contract administration functions which do not involve changing the scope, price, terms, or conditions of the contract. Such designations will be in writing, set forth by separate letter signed by the Contracting Officer, and will contain specific instructions as to the extent to which the representative may take action for the Contracting Officer. Such designation will not contain authority to sign contractual documents, nor will it authorize the designee to order contract changes, modify contract terms, or create any liability on the part of the Government different from that set forth in the contract.

G.5  CORRESPONDENCE PROCEDURES

To promote timely and effective contract administration, correspondence (except for invoices and deliverable items) submitted under this contract shall be subject to the following procedures:

     a. TECHNICAL CORRESPONDENCE OF A ROUTINE NATURE shall be addressed to the designated (TO/ATO), with an information copy of the correspondence to the Contracting Officer, ASU-310.

     b. OTHER CORRESPONDENCE, including technical correspondence where patent data issues are involved, and correspondence which purpose or otherwise involves waivers, deviations or modification to the contract, requirements, terms or conditions shall be a dressed to the Contracting Officer, ASU-310, with an information copy of this correspondence to the TO/ATO.

     c. All correspondence shall contain a reference line commencing with the contract number, and a subject line.

G.6. SUBCONTRACTING PLAN REPORTS

Two copies each of Standard Forms 294 and 295 [see FAR 52.219-9(d)(10)] shall be completed in accordance with their instructions and sent to:

          Federal Aviation Administration
          Management, Plans an( Evaluation Division, ASU-100
          (1 copy) and

          Navigation and Landing Aids Branch, ASU-310A (1 copy)
          860 Independence Avenue, SW,
          Washington, DC 20591

G.7  EXERCISE OF OPTIONS

Notice of Exercise of Options will be provided to the Contractor by the Contracting Officer at least thirty (30) days prior to the option exercise date.

Options shall be exercised by the issuance of a unilateral modification to the contract by the Contracting Officer. The Government has requested numerous Options in the solicitation. Options for continuation of services at locations already under contract must be exercised on or before October 1 of the applicable fiscal year. Options for the initiation of services at a new site or sites may be exercised at any time during the fiscal-year that funding for that site becomes available, at the discretion of the Government. Since this contract involves operations funds (one year funds), no funds may be "carried over" from one fiscal year to the next. Also, funds are not always available for immediate use o the first day of a new fiscal year. Therefore the Contracting Officer may exercise any option without funds by so stating and indicating that funds are not currently available. When funds become available, a subsequent modification for funding will be executed by the Contracting Officer with an effective date of the first day of the new fiscal year.

G.8  GOVERNMENT FURNISHED PROPERTY

     a. If the Government will furnish any property, in the condition indicated, to the Contractor performance of this contract, then such property will be shown in Part III, Section J. Control and accounting for Government property shall be in accordance with FAR Part 45 and TAR Part 1245.

     b. If Government property has been furnished for Contractor use, the Contractor shall promptly notify the Contracting Officer in writing of any property that is excess to the needs of the Contractor to complete performance of the contract. The Contractor shall dispose of such items as directed or authorized by the Contracting Officer.

G.9  QUALIFICATION OF CONTRACTOR EMPLOYEES

The Government reserves the right for the Contracting Officer and/or the Technical Officer to review and verify Contractor employee qualifications. In the event that an employee is determined to be unacceptable, the Contractor shall immediately remove that person upon receipt of written notice from the Contracting Officer.

G.10 PUBLIC RELEASE OF CONTRACT

The contract(s) resulting from this solicitation is/are public documents, releasable to the general public. Such contract document may be released to the public without the consent of the Contractor(s) and without notice to the Contractor(s).

                                    Contract No. DTFA01-94-C-0065


                       PART I - THE SCHEDULE
             SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1  52.252-2   CLAUSES INCORPORATED BY REFERENCE (JUNE 1988)

This contract incorporated one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the contracting officer will make their full text available.

                          (End of clause)

NOTICE - The following contract clause or clauses pertinent to this section are hereby incorporated by reference:

I.   FAR (48 CFR CHAPTER 1) CLAUSES

1252.222-72    STRIKES OR PICKETING AFFECTING ACCESS TO FAA FACILITY (APRIL
               1988)

H.2  1252.222.79   SERVICE  CONTRACT  ACT  REQUIREMENTS AS TO VACATION  PAY
     (JANUARY 1985)

H.2.1     EMPLOYEE CREDIT FOR SERVICE WITH A PREDECESSOR CONTRACTOR

This paragraph applies if the contract wage determination contains a provision referring to a "successor" contractor, e.g., "1 week paid vacation after 1 year of service with a contractor or successor." "Successor" as used in such provisions means the contractor on this contract when the contractor employs, without a break in service, a service employee formerly employed by the immediately preceding contractor under a similar Government contract at the same location ("predecessor contractor"). Consequently, if the contractor employs without a break in service, any service employee who was employed by its predecessor contractor for similar work at the same location, the contractor in computing the employee's "year of service" shall include all continuous service for the predecessor contractor subsequent to the later of the following dates: (1) the date of employment by the predecessor contractor; or (2) if, while employed by the predecessor contractor, the employee has an anniversary date or dates on which the employee became entitled to vacation benefits, the most recent of such employee's full vacation benefit on such anniversary date even though during part of the "year of service" the employee had been employed by the predecessor contractor.


H.18 SAVE HARMLESS AND INDEMNIFICATION

The Government shall not be responsible for, and the contractor shall hold harmless and indemnify the Government, its officers, employees, and agents from, any and all liability, claims, demands, suits, and costs for the loss of or damage to any property and death of or injury to any person, which loss, damages, death or injury arises from or is incident to the performance of this contract, including but not limited to the loss or damage to the property of, and the death of or injury to, the following:

     1.   The contractor;

     2.   The contractor's officers, agents, employees, and invitees;

     3. The officers, agents, employees, and invitees of any contractor or supplier of the contractor; and

     4. Third persons, including but not limited to aircraft owners, operators, and passengers provided, however, that the provisions of this clause do not apply to the extent that the loss, damage, death, or injury is caused directly and exclusively by a defect or malfunction in Government property used in performance of this contract and the contractor has not failed to comply with any and all obligations on its part to maintain said property as may be required by this or any other contract.

H.19 SAVE HARMLESS AND INDEMNIFICATION CERTIFICATION

H.19.1 The contractor must have the authority to comply with the "Save Harmless and Indemnification" clause in Section H, and to hold the Government harmless in the amount of at least $1 million. Proof of coverage beginning on the day of contract award must be submitted with the Contractor's technical proposal.

H.19.2 All insurance required to back up the same harmless obligation shall cover either:

     1. Solely the Government's liability, with all insurance proceeds payable solely to the Government; or

     2. Both the liability of the Government and that of the contractor or subcontractor.

     3. In the latter case, the Government shall be an additional named insured on the insurance policy. Where the required insurance covers a contractor's or subcontractor's operations at more than one location, the $1 million coverage shall apply to each location. Each such insurance policy shall not have any deductibles totalling more than $50,000.

H-19.3 Before contract extension, the contractor shall provide the contracting officer with a copy of the policy or certificate of insurance for any required insurance. Any guarantee shall be reflected by appropriate legal documentation, supported by a written legal opinion of the guarantor's principal legal officer, and shall be provided before contract renewal.

H.20 SERVICE CONTRACT ACT MINIMUM WAGE DETERMINATION

This contract is subject to the Service Contract Act of 1965, as amended. If a Service Contract Act minimum wage determination is furnished for any site covered by this contract, the wage determination(s) will be shown in Attachment J-2 in Section J.

In order to be properly classified as a supervisory controller, an individual must devote at least 80 percent of work time to supervisory duties as described in 29 CFR Part 541.1 and satisfy the other requirements prescribed in those regulations.

H.21 UNRESTRICTED ACCESS

The contractor grants unto the Government the right of unrestricted ingress and egress to the work site at all times during the term of this contract for the purpose of allowing the Government's electronic and communications technicians to install, operate, maintain, and inspect the Government's equipment located within, outside, and on the roof of the premises.

H.22 WAGE RATE DETERMINATION

a. Any and all wage determinations that are applicable to air traffic controller services, and is attached and made a part hereof shall be adhered-to by the Contractor and/or Subcontractor(s); however, this provision shall not relieve the contractor or any subcontractor of any obligation under any State minimum wage law which may require the payment of a higher wage.

b. When, as result of an increased or decreased wage determination applied to the categories of labor under this contract by operation of law or an amendment to the Fair Labor Standards Act of 1938, AS AMENDED (29 U.S.C. 201 ET SEQ.), enacted subsequent to award of this contract or subsequent to the exercise of an option to extend this contract, affecting the minimum wage, which becomes applicable to this contract under law, the Contractor increases or decreases wages or fringe benefits of employees working on this contract to comply therewith the contract price or contract unit price labor rates will be adjusted to reflect such increases or decreases. ANY SUCH
     ADJUSTMENT WILL BE LIMITED TO INCREASES OR DECREASES IN WAGES OR FRINGE BENEFITS AS DESCRIBED ABOVE, AND THE CONCOMITANT INCREASES OR DECREASES IN SOCIAL SECURITY AND UNEMPLOYMENT TAXES AND WORKMEN'S COMPENSATION INSURANCE, BUT SHALL NOT OTHERWISE INCLUDE ANY AMOUNT FOR GENERAL AND ADMINISTRATIVE COSTS, OVERHEAD, OR PROFITS.

c. The Contractor shall notify the Contracting Officer of any increases claimed under the clause within thirty (30) days after the effective date of the wage change, unless this period is extended by the Contracting Officer in writing. In the case of any decrease under this clause, the Contractor shall promptly notify the Contracting Officer of such decrease but nothing herein shall preclude the Government from asserting a claim within the period permitted by law. The notice shall contain a statement of the amount claimed and any other relevant data in support thereof, which may reasonably be required by the Contracting Officer. Upon agreement of the parties, the contract price or contract unit labor rates shall be modified in writing. Pending agreement on or definitization of, any such adjustment and its effective date, the Contractor shall continue performance.

H.23 SMALL BUSINESS/SMALL DISADVANTAGED BUSINESS/WOMEN OWNED SMALL BUSINESS SUBCONTRACTING GOALS

The Contractor, if not a small business, must establish the following below listed subcontracting goals in their subcontracting plan submitted in accordance with FAR 52.219-9 and make every attempt, in good faith, to attain them:

          Small Business                          45%
          Small Disadvantaged Business            10%
          Women Owned Small Business              01%

These goals are expressed in terms of percentages of total planned subcontracting dollars.

H.24 REOPENER CLAUSE IN THE EVENT OF PASSAGE OF FEDERALLY MANDATED HEALTHCARE REFORM ACT

The Government recognizes that since this solicitation requires the offerors to submit Firm Fixed Prices for a five (5) year period, and that certain congressional action may affect the requirements or cost of requirements for fringe benefits included in the pricing submitted by the offerors, this contract may be modified. Certain fringe benefits are required to be provided and these include health care. In the event that the Congress passes and the President signs a Federal Health Care Act, and this ACT causes the cost to the Contractor to increase more than ten (10) percent over the cost included in their pricing of this contract, the Government will allow the Contractor to request a modification of the contract pricing for the affected time period.

When the Law is enacted and is applicable to this contract under the law, and the Contractor is required to comply therewith, the contract price or contract unit price labor rates will be adjusted to reflect such increase. ANY SUCH ADJUSTMENT WILL BE LIMITED TO INCREASES IN HEALTH CARE COSTS ONLY AS DESCRIBED ABOVE, AND THE CONCOMITANT INCREASE IN WORKMEN'S COMPENSATION INSURANCE, BUT SHALL NOT OTHERWISE INCLUDE ANY AMOUNT FOR GENERAL AND ADMINISTRATIVE COSTS, OVERHEAD, OR PROFITS.

The Contractor shall notify the Contracting Officer of any increases claimed under the clause within thirty (30) days after the effective date of the increase in health care costs, unless this period is extended by the Contracting Officer in writing. Upon agreement of the parties, the contract price or contract unit labor rates shall be modified in writing. Pending agreement on or definitization of, any such adjustment and its effective date, the Contractor shall continue performance.

H.25 SECURITY

The contractor shall provide suitable personnel for the performance of the services required by this contract and shall require any subcontractor to provide suitable personnel. "Suitable personnel" are determined through a National Agency Check or a National Agency Check and Inquiries. The Contractor shall have each employee complete and forward to the Government Standard Form 85P, "Questionnaire for Public Trust Positions", and fingerprint card FD-258. Background investigations are not required for FAA controllers immediately transferring to tie Contractor's workforce and remaining at their present work sites pursuant to Clause H.16, "RIGHT OF FIRST REFUSAL". The Contractor may obtain forms SF-85P and FD-258 from the Technical Officer/Alternate Technical Officer. Fingerprinting must be performed in compliance with the standards prescribed on FD-258. The
Government reserves the right to disqualify any of the Contractor's personnel based upon the results of the background investigation.

H.25.1 The Government reserves the right to require that contract personnel are U.S. citizens at any or all sites, as specified in Appendix 4 to the SOW.

H.25.2 From time to time under the contract, the Government may provide the contractor with certain sensitive information concerning the interdiction of stolen aircraft or aircraft suspected of being involved in drug trafficking.

H.25.2.1 The contractor shall not disclose, and shall prohibit any subcontractor from disclosing such information other than to those personnel who need the information to assist in the interdiction of the aircraft.

H.25.2.2 The contractor shall take appropriate measures (and shall require any subcontractor to take such measures) to ensure that this information is not disclosed to other persons.

H.25.2.3 The contractor shall maintain a list of its personnel, and those of any subcontractor, to whom such sensitive information is disclosed and shall make such lists available to the contracting officer upon request.

H.25.2.4 The contractor shall promptly report to the contracting officer any known incidents of illegal drug use or dealing, alcohol abuse, felonious conduct or improper use or distribution of Government-provided sensitive information by personnel of the contractor or of any subcontractor under this contract.

H.25.3 The Government may, at any time or times, conduct a security investigation of contractor or subcontractor personnel providing services under the contract. When notified of such an investigation by the contracting officer, the contractor and its subcontractor(s) shall provide necessary information to the Government on security forms furnished by the contracting officer. If directed in writing to do so by the contracting officer, the contractor shall promptly remove from the performance of services under the contract any of its employees whom the Government finds are other than suitable personnel and require its subcontractor(s) to remove from performance of services under the contract any employees of such subcontractor(s whom the Government finds are other than suitable personnel.

H.25.4 The contractor shall provide such physical security at the facility where the contract services are provided as is necessary to preclude unauthorized access, intrusion, and loss of or damage to Government property, operations capability or reduction of required service.

H.25.4,1 Contract-tower operators and employees shall also comply with local airport authority security requirements and meet physical security standards and protective measures as prescribed by FAA Order 1600.6C, Physical Security Management Program (PSMP) for FAA facilities, along with the following specific requirements:

     1.   Maintain  an  access  control  roster  of   designated  personnel
assigned to the tower.
     2.   Maintain positive control of the tower cab.
     3.   Escort all visitors.
     4.   Limit visitor access to normal daylight operational hours.
     5.   Maintain a visitor log,
     6. Restrict tower access during hours of darkness to employees, airport authorities, and Federal, State, and local government personnel on official business.
     7. Secure the facility by locking all entry and exit points when unattended.
     8.   Maintain key control aid accountability.
     9. Maintain an up-to-date inventory of all GFE for review during security inspections.

H.25.4.2 All contract tower physical security safeguards, operating procedures, access, and visitor control shall be subject to security inspection by FAA Special Agents. Written notification of such inspections shall be coordinated by the responsible Servicing Security Element (SSE). However, unannounced inspections may be conducted at the discretion of the SSE when determined to be in the best interest of the FAA and national security. Presentation of official FAA Special Agent credentials shall be considered authority for entry, agent identification, and authorization to conduct inspections under the provisions of this contract, FAA orders, or in the interest of national security.

H.25.4.3 Security deficiencies noted during inspections shall be corrected by the contractor within 45 days of an inspection. Corrective actions shall be submitted in writing to the SSE when completed.

H.25.4.4 Contractors and their employees requiring access to classified information must have a valid security clearance granted by the Defense Investigative Service and meet all security requirements specified by the Defense Industrial Security Program as outlined in the Department of Defense Industrial Security Manual DoD 5200.22M.

H.26 FAA SUPPLEMENTAL STAFFING FOR SPECIAL EVENTS

The  Government  reserves   the   right   to  assign  FAA  controllers  for
supplemental staffing at FCT locations whenever the FAA determines that such staffing is needed for special events.

H.26.1 The TO/ATO will coordinate with the Contractor in advance to d provide details such as number of controllers assigned, assignment dates, an supervisory responsibilities (see H.26.2, below). The FCT Program Office may delegate this coordination to the associated regional air traffic division.

H.26.2 The FAA will ensure that FAA personnel are on-site for the duration of the event to act as a focal point and provide leadership. When present, FAA personnel assume supervisory ATC responsibilities for contractor control personnel. At no time will contractor personnel be responsible for supervision of FAA personnel.

H.26.3 The FAA retains liability for the actions of all FAA personnel during the event; the Contractor retains liability for the actions of contractor personnel in accordance with Sections H.18 and H.19.

                                    Contract No. DTFA01-94-C-0065


                    PART II - CONTRACT CLAUSES
                   SECTION I - CONTRACT CLAUSES


I.1 52.252-2   CLAUSES INCORPORATED BY REFERENCE. (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                          (End of clause)

   I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

52.202-1     DEFINITIONS. (SEP 1991)
52.203-1     OFFICIALS NOT TO BENEFIT. (APR 1984)
52.203-3     GRATUITIES. (APR 1984)
52.203-5     COVENANT AGAINST CONTINGENCIES. (APR 1984)
52.203-6     RESTRICTIONS ON  SUBCONTRACTOR  SALES  TO THE GOVERNMENT. (JUL
             1985)
52.203-7     ANTI-KICKBACK PROCEDURES. (OCT 1988)
52.203-10    PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY. (SEP
             1990)
52.207-3     RIGHT OF FIRST REFUSAL OF EMPLOYMENT. (NOV 1991)
52.209-6     PROTECTING THE GOVERNMENT'S INTEREST WHEN  SUBCONTRACTING WITH
             CONTRACTORS  DEBARRED, SUSPENDED, OR PROPOSED  FOR  DEBARMENT.
             (NOV 1992)
52.209-7     ORGANIZATIONAL  CONFLICTS  OF INTEREST CERTIFICATE - MARKETING
             CONSULTANTS, (NOV 1991)
52.212-13    STOP WORK ORDER. (AUG 1989)
52.212-15    GOVERNMENT DELAY OF WORK. (APR 1984)
52.214-26    AUDIT--SEALED BIDDING. (APR 1985)
52.214-27    PRICE  REDUCTION  FOR  DEFECTIVE   COST   OR   PRICING   DATA-
             MODIFICATIONS--SEALED BIDDING. (APR 1988)
52.214-28    SUBCONTRACT(R   COST  OR  PRICING  DATA--MODIFICATIONS--SEALED
             BIDDING. (DEC 1991)
52.214-29    ORDER OF PRECEDENCE--SEALED BIDDING. (JAN 1986)
52.215-26    INTEGRITY Of UNIT-PRICES. (APR 1991)
52.215-30    FACILITIES CAPITOL COST OF MONEY. (SEP 1987)
52.217-8     OPTION TO EXTEND SERVICES.(AUG 1989)
52.219-8     UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL DISADVANTAGED
             BUSINESS CONCERNS. (FEB 1990)
52.219-9     SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING
             PLAN. (JAN 1991) ALTERNATE 1. (JAN 1991)
52.219-13    UTILIZATION OF WOMEN-OWNED SMALL BUSINESSES. (AUG 1986)
52.219-16    LIQUIDATED DAMAGES  - SMALL BUSINESS SUBCONTRACTING PLAN. (AUG
             1989)
52.220-3     UTILIZATION OF LABOR SURPLUS AREA CONCERNS. (APR 1984)
52.220-4     LABOR SURPLUS AREA SUBCONTRACTING PROGRAM. (APR 1984)
52.222-1     NOTICE TO THE GOVERNMENT OF LABOR DISPUTES. (APR 1984)
52.222-19    WALSH-HEALEY PUBLIC CONTRACTS ACT REPRESENTATION. (APR 1984)
52.222-26    EQUAL OPPORTUNITY. (APR 1984)
52.222-35    AFFIRMATIVE  ACTION  FOR  SPECIAL  DISABLED  AND  VIETNAM  ERA
             VETERANS. (APR 1984)
52.222-36    AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS. (APR 1984)
52.222-37    EMPLOYMENT REPORTS ON  SPECIAL  DISABLED VETERANS AND VETERANS
             OF THE VIET NAM ERA. (JAN 1988)
52.222-41    SERVICE CONTRACT ACT OF 1965, AS AMENDED. (MAY 1989)
52.222-45    NOTICE OF COMPENSATION OF PROFESSIONAL EMPLOYEES. (APR 1984)
52.222-46    EVALUATION  OF COMPENSATION FOR PROFESSIONAL  EMPLOYEES.  (APR
             1984)
52.223-2     CLEAN AIR AND WATER. (APR 1984)
52.223-6     DRUG-FREE WORKPLACE. (JUL 1990)
52.225-3     BUY AMERICA ACT--SUPPLIES. (JAN 1989)
52.225-16    BUY AMERICA ACT-SUPPLIES  UNDER  EUROPEAN  COMMUNITY AGREEMENT
             CERTIFICATE, (MAY 1993)
52.225-17    BUY  AMERICA ACT-SUPPLIES UNDER EUROPEAN COMMUNITY  AGREEMENT.
             (MAY 1993)
52.227-1     AUTHORIZATION AND CONSENT. (APR 1984)
52.227-2     NOTICE   AND   ASSISTANCE   REGARDING   PATENT  AND  COPYRIGHT
             INFRINGEMENT. (APR 1984)
52.227-14    RIGHTS IN DATA--GENERAL (JUN 1987)
52.228-5     INSURANCE - WORK ON A GOVERNMENT INSTALLATION. (SEP 1989)
52.229-3     FEDERAL, STATE, AND LOCAL TAXES. (JAN 1991)
52.229-5     TAXES--CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO.
             (APR 1984)
52.232-1     PAYMENTS. APR 1984)
52.232-8     DISCOUNTS FOR PROMPT PAYMENT. (APR 1989)
52.232-9     LIMITATION ON WITHHOLDING OF PAYMENTS. (APR 1984)
52.232-11    EXTRAS. (APR 1984)
52.232-16    PROGRESS PAYMENTS. (AUG 1987)
52.232-18    AVAILABILITY OF FUNDS. (APR 1984)
52.232-23    ASSIGNMENT CLAIMS. (JAN 1986)
52.232-25    PROMPT PAYMENT. (SEP 1992)
52.232-28    ELECTRONIC FUNDS TRANSFER PAYMENT METHODS. (APR 1989)

52.233-1     DISPUTES. (DEC 1991) - ALTERNATE I. (DEC 1991)
52.233-3     PROTEST AFTER AWARD. (AUG 1989)
52.237-3     CONTINUITY OF SERVICES. (APR 1984)
52.242-1     NOTICE OF INTENT TO DISALLOW COSTS. (APR 1984)
52.242-13    BANKRUPTCY. (APR 1991)
52.243-1     CHANGES--FIXED-PRICE. (AUG 1987)
52.244-1     SUBCONTRACTS UNDER FIXED-PRICE CONTRACTS. (APR 1991)
52.245-2     GOVERNMENT PROPERTY (FIXED PRICE CONTRACTS). (DEC 1989)
52.248-1     VALUE ENGINEERING. (MAR 1989)
52.249.2     TERMINATION FOR CONVENIENCE OF THE GOVERNMENT  (FIXED  PRICE).
             (APR 1984)
52.249-8     DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984)

II. TRANSPORTATION ACQUISITION REGULATION (48 CFR CHAPTER 12)

1252.212-71  NOTICE OF DELAY. (APR 1984)
1252.223-71  ACCIDENT AND FIRE REPORTING, (APR 1984)
1252.242-72  DISSEMINATION OF CONTRACT INFORMATION. (APR 1984)

                           *     *     *

1.252.203-9  REQUIREMENT   FOR   CERTIFICATE   OF   PROCUREMENT   INTEGRITY
             MODIFICATION. (NOV 1990)

     (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

     (b) The Contractor agrees as that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

     (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

  CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATION (Nov 1990)

     (1) I, Ralph J. Blanchard (Name of certifier) the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d) or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423); (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement DTFA01-94-C-0065 (contract and modification number).

     (2) As required by subsection 27(s)(1)(B) of the Act, I further certify to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of JOHNSON-BARTON, INC. (Name of offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with the requirements of subsection 27(a) of the Act as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsection 27(a), (b), (c), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

     (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS)

                     NONE




(Signature of the Officer or Employee
Responsible for the Modification Proposal and Date)

RALPH J. BLANCHARD
(Typed Name of the Officer or Employee
Responsible for the Modification Proposal)

*The Act became effective on December 1, 1990.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

                      (End of Certification)

     (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

     (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

                          (End of clause)

I.3 52.203-12  LIMITATION   ON   PAYMENTS   TO  INFLUENCE  CERTAIN  FEDERAL
               TRANSACTIONS. (JAN 1990)

     (a)  Definitions:

          "Agency," as used in this clause means executive agency as defined in 2.101.

          "Covered Federal action." as used in this clause, means any of the following Federal actions:

          (a)  The awarding of any Federal contract.
          (b)  The making of any Federal grant.

          (c)  The making of any Federal loan.

          (d)  The entering into any cooperative agreement.

          (e)  The   extension,   continuation,  renewal,   amendment,   or
modification  of  any  Federal  contract,   grant,   loan,  or  cooperative
agreement.

     "Indian tribe" and "tribal organization," as used in this clause, have the meaning provided in section 4 of the Indian Self-Determination and Education Assistance Act (25 J.S.C. 450B) and include Alaskan natives.

     "Influencing or attempting to influence," as used in this clause, means making, with the intent to influence, any communication to or appearance before any officer or employee of any agency, a Member of Congress, or any employee of a Member of Congress in connection with any covered Federal action.

     "Local government" as used in this clause, means a unit of government in a State and, if chartered, established, or otherwise recognized by a State for the performance of a governmental duty, including a local public authority, a special district, an intrastate district, a council of governments, a sponsor group representative organization, and any other instrumentality of a local government.

     "Officer or employee of an agency," as used in this clause, includes the following individuals who are employed by an agency:

     (a) An individual who is appointed to a position in the Government under title 5, United States Code, including a position under a temporary appointment.

     (b) A member of the uniformed services, as defined in subsection 101(3), title 37, United States Code.

     (c) A special government employee, as defined in section 202, title 18, United States Cod(.

     (d) An individual who is a member of a Federal advisory committee, as defined by the Federal Advisory Committee Act, title 5, United States Code, appendix 2.

     "Person," as used in this clause, means an individual, corporation, company, association, authority, firm, partnership, society, State, and local government, regardless of whether such entity is operated for profit, or not for profit. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

     "Reasonable compensation," as used in this clause, means, with respect to expenditures specifically permitted by other Federal law.

     "Reasonable payment," as used in this clause, means, with respect to professional and other technical services, a payment in an amount that is consistent with the amount normally paid for such services in the private sector.

     "Recipient," as used in this clause, includes the Contractor and all subcontractors. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

     "Regularly employed," as used in this clause, means, with respect to an officer or employee of a person requesting or receiving a federal contract, and officer or employee who is employed by such person for at least 130 working days within 1 year immediately proceeding the date of the submission that initiates agency consideration of such person for receipt of such contract, An officer or employee who is employed by such person for less than 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person shall be considered to be regularly employed. as soon as he or she is employed by such person for 130 working days.

     "State," as used in this clause, means a State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, a territory or possession of the United States, an agency or instrumentality of a State, and multi-State, regional, or interstate entity having governmental duties and powers.

     (b)  Prohibitions.

          (1) Section 1352 of title 31, United States Code, among other things, prohibits a recipient of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions: the awarding of any federal contract: the making of any Federal grant: the making of any Federal loan: the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement.

     (2) The Act also requires Contractors to furnish a disclosure if any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a Federal contract, grant, loan, or cooperative agreement.
     (3) The prohibitions of the Act do not apply under the following conditions:

          (i)  Agency and legislative liaison by own employees.

               (A) The prohibition on the use of appropriated funds, in subparagraph (b)(1) of this clause, does not apply in the case of a payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal action if the payment is for agency and legislative liaison activities not directly related to a covered federal action.

               (B) For the purpose of subdivision (b)(3)(i)(A) of this clause, providing any information specifically requested by an agency or Congress is permitted at any time.

               (C) The following agency and legislative liaison activities are permitted at any time where they are not related to a specific solicitation for any covered Federal action:

                    (1) Discussing with an agency the qualities and characteristics (including individual demonstrations) of the person's products or services, conditions or terms of sale, and service capabilities.

                    (2)  Technical   discussions   and   other   activities
regarding the application or adaption of the person's products or services for an agency's use.

               (D) The following agency and legislative liaison activities are permitted where they are prior to formal solicitation of any covered Federal action:

                    (1)  Providing   any   information   not   specifically
requested but necessary for an agency to make an informed decision about initiation of a covered Federal action;

                    (2) Technical discussions regarding the preparation of an unsolicited proposal prior to its official submission; and

                    (3) Capability presentations by persons seeking awards from an agency pursuant to the provisions of the Small Business Act, as amended by Pub. L. 95-507, and subsequent amendments.

               (E)  Only hose services expressly  authorized by subdivision
(b)(3)(i)(A) of this clause are permitted under this clause.

          (ii) Professional and technical services.

               (A) The prohibition on the use of appropriated funds, in subparagraph (b)(i) of this clause, does not apply in the case of:

                    (1) A payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action, if payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any bid, proposal, or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action.

                    (2) Any reasonable payment to a person, other than an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action if the payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any bid, proposal, or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action. Persons other than officers or employees of a person requesting or receiving a covered Federal action include consultants and trade associations.

               (B) For purposes of subdivision (b)(3)(ii)(A) of this clause, "professional and technical services" shall be limited to advice and analysis directly applying any professional or technical discipline. For example, drafting of a legal document accompanying a bid or proposal by a lawyer is allowable. Similarly, technical advice provided by an engineer on the performance or operational capability of a piece of equipment rendered directly in the negotiation of a contract is allowable. However, communications with the intent to influence made by a professional (such as a licensed lawyer) or a technical person (such as a licensed accountant) are not allowable under this section unless they provide advice and analysis directly applying their professional or technical expertise and unless the advice or analysis is rendered directly and solely in the preparation, submission or negotiation of a covered Federal action. Thus, for example, communications with the intent to influence made by a lawyer that do not provide legal advice or analysis directly and solely related to the legal aspects of his or her clients's proposal, but generally advocate one proposal over another are not allowable under this section because the lawyer is not providing professional legal services. Similarly, communications with the intent to influence made by an engineer providing an engineering analysis prior to the preparation of submission of a bid or proposal are not allowable under this section since the engineer is providing technical service, but not directly in the preparation, submission or negotiation of a covered Federal action.

               (C) Requirements imposed by or pursuant to law as a condition for receiving a covered Federal award include those required by law or regulation and any other requirements in the actual award documents.

               (D)  Only    those    services   expressly   authorized   by
subdivisions (b)(3)(ii)(A)(1) and (2) of this clause are permitted under this clause.

               (E) The reporting requirements of FAR 3.803(a) shall not apply with respect to payments of reasonable compensation made to regularly employed officers or employees of a person.

     (c) Disclosure.

          (1) The Contractor who requests or receives from an agency a Federal contract shall file with that agency a disclosure form, OMB standard form LLL, Disclosure of Lobbying Activities, if such person has made or has agreed to make any payment using non-appropriated funds (to include profits from any covered Federal action), which would be prohibited under subparagraph (b)(1) of this clause, if paid for with appropriated funds.

          (2) The Contractor shall file a disclosure form at the end of each calendar quarter in which there occurs any event that materially affects the accuracy of the information contained in any disclosure form previously filed by such person under subparagraph (c)(1) of this clause. An event that materially affects the accuracy of the information reported includes-

               (i) A cumulative increase of $25,000 or more in the amount paid or expected to be paid for influencing or attempting to influence a covered Federal action; or

               (ii) A change ii the person(s) or individual(s) influence or attempt to influence a covered Federal action.

               (iii) A change in the officer(s), employee(s), or Member(s) contacted to influence or attempt to influence a covered Federal action.

          (3) The Contractor shall require the submittal of a certification, and if required, a disclosure form by any person who requests or received any subcontract exceeding $100,000 under the Federal contract.

          (4) All subcontractor disclosure forms (but not certifications) shall be forwarded from tier to tier until received by the prime Contractor. The prime Contractor shall submit all disclosures to the Contracting Officer at the end of the calendar quarter in which the disclosure form is submitted by the subcontractor. Each subcontractor certification shall be retained in the subcontract file of the awarding Contractor.

     (d)  Agreement.   The  Contractor  agrees  not  to  make  any  payment
prohibited by this clause.

     (e)  Penalties.

          (1) Any person who makes an expenditure prohibited under paragraph (a) of this clause or who fails to file or amend the disclosure form to be filed or amended by paragraph (b) of this clause shall be subject to civil penalties as provided for by 31 U.S.C. 1352. An imposition of a civil penalty does not prevent the Government from seeking any other remedy that may be applicable.

          (2) Contractors may rely without liability on the representation made by their subcontractors in the certification and disclosure form.

     (f) Cost allowability. Nothing in this clause makes allowable or reasonable any costs which would otherwise be unallowable or unreasonable. Conversely, costs made specifically unallowable by the requirements in this clause will not be made allowable under any other provision.

                          (End of clause)

I.4 52.214-16       MINIMUM BID ACCEPTANCE PERIOD. (APR 1984)

     (a) "Acceptance Period" as used in this provision, means number of calendar days available to the Government for awarding a contract from the date specified in this solicitation for receipt of bids.

     (b)  This  provision  supersedes   any   language  pertaining  to  the
acceptance period that may appear elsewhere in this solicitation.

     (c)  The Government requires a minimum period  of  one  hundred twenty
(120) calendar days.

     (d) In the space provided immediately below, bidders may specify a longer acceptance period than the Government's minimum requirement. The
bidder       allows       the       following      acceptance       period:
 .............................. calendar days.

     (e) A bid allowing less than the Governments minimum acceptance period will be rejected.

     (f) The bidder agrees to execute all that it has undertaken to do, in compliance with its bid, if that bid is accepted in writing within (1) the acceptance period stated in paragraph (c) of this clause or (2) any longer acceptance period stated in paragraph (d) of this clause.

                          (End of clause)

I.5 52.217-7        OPTION FOR INCREASED  QUANTITY - SEPARATELY PRICED LINE
                    ITEM. (MAR 1989)

The Government may require delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within one (1) calendar day of the day of option exercise. Delivery of added items/services shall continue at the same rate that like items/services are called for under the contract, unless the parties otherwise agree.

                          (End of Clause)

1.6 52.217-9        OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 1989)

     (a) The Government may extend the term of this contract by written notice to the Contractor within one (1) calendar day of the exercise of an option; provided that the Government shall give the Contractor a preliminary written notice of its intent to extent at least thirty (30) days before the contract expires. The preliminary notice does not commit the Government to an extension.

     (b) If the Government exercises this option, the extended contract shall be considered to include this option provision.

     (c) The total duration of this contract, including the exercise of any options under this clause shall not exceed five (5) years.

                          (End of Clause)

I.7 52.214-27  PRICE REDUCTION FOR DEFECTIVE COST OR PRICING
               DATA--MODIFICATIONS--SEALED BIDDING. (DEC 1991)

     (a) This clause shall become operative only for any modification to this contract involving aggregate increases and/or decreases in costs, plus applicable profits, of more than $100,000 or for the Department of Defense, the National Aeronautics and Space Administration and the Coast Guard, more than $500,000 except that this clause does not apply to any modification for which the price is--

          (1)  Based on adequate price competition;

          (2) Based on established catalog or market prices of commercial items sold in substantial quantities to the general public; or

          (3)  Set by law or regulation.

     (b) If any price, including profit, negotiated in connection with any modification under this clause, was increased by any significant amount because (1) the Contractor or a subcontractor furnished cost or pricing data that were not complete, accurate, and current as certified in its Certificate of Current Cost or Pricing Data, (2) a subcontractor or prospective subcontractor furnished the Contractor cost or pricing data that were not complete, accurate, and current as certified in the Contractor's Certificate of Current Cost or Pricing Data, or (3) any of these parties furnished data of any description that were not accurate, the price shall be reduced accordingly and the contract shall be modified to reflect the reduction. This right to a price reduction is limited to that resulting from defects in data relating to modifications for which this clause becomes operative under paragraph (a) above.

     (c) Any reduction in the contract price under paragraph (b) above due to defective data from a prospective subcontractor that was not subsequently awarded the subcontract shall be limited to the amount, plus applicable overhead and profit markup, by which (1) the actual subcontract or (2) the actual cost to the Contractor, if there was no subcontract, was less than the prospective subcontract cost estimate submitted by the Contractor; provided, that the actual subcontract price was not itself affected by defective cost or pricing data.,

     (d)(1) If the Contracting Officer determines under paragraph (b) of this clause that a price or cost reduction should be made, the Contractor agrees not to raise the following matters as a defense:

          (i) The Contractor or subcontractor was a sole source supplier or otherwise was in a superior bargaining position and thus the price of the contract would not have been modified even if accurate, complete, and current cost or pricing data had been submitted;

          (ii) The Contracting Officer should have known that the cost or pricing data in issue were defective even though the Contractor or subcontractor took no affirmative action to bring the character of the data to the attention of the Contracting Officer;

          (iii) The contract was based on an agreement about the total cost of the contract and there was no agreement about the cost of each item procured under the contract; or

          (iv) The Contractor or subcontractor did not submit a Certificate of Current Cost or Pricing Data.

          (2)(i) Except as prohibited by subdivision (d)(2)(ii) of this clause, an offset in an amount determined appropriate by the Contracting Officer based upon the facts shall be allowed against the amount of a contract price reduction if:

               (A) The Contractor certifies to the Contracting Officer that, to the best of the Contractor's knowledge and belief, the Contractor is entitled to the offset in the mount requested; and

               (B) The Contractor proves that the cost or pricing data were available before the date of agreement on the price of the contract (or price of the modification) and that the data were not submitted before such date.

          (ii) An offset shill not be allowed if:

               (A) The understated data was known by the Contractor to be understated when the Certificate of Current Cost or Pricing Data was signed; or

               (B) The Government proves that the facts demonstrate that the contract price would not have increased in the amount to be offset even if the available data had been submitted before the date of agreement on price.

     (e) If any reduction in the contract price under this clause reduces the price of items for which payment was made prior to the date of the modification reflecting the price reduction, the Contractor shall be liable to and shall pay the United States at the time such overpayment is repaid:

          (1) Simple interest on the amount of such overpayment to be computed from the date(s) of overpayment to the Contractor to the date the Government is repaid by the Contractor at the applicable underpayment rate effective for each quarter prescribed by the Secretary of the Treasury under 26 U.S.C. 6621(a)(2); and

          (2) For Department of Defense contracts only, a penalty equal to the amount of the overpayment, if tie Contractor or subcontractor knowingly submitted cost or pricing data which were incomplete, inaccurate, or noncurrent.

                          (End of clause)

1.8 52.217-6   OPTION FOR INCREASED QUANTITY. (MAR 1989)

The Government may increase the quantity of supplies called for in the Schedule at the unit price specified. The Contracting officer may exercise the option by written notice to the Contractor WITHIN THIRTY (30) DAYS of the expiration of the current contract.

Delivery of the added items shall continue at the same rate as the like items called for under the contract, unless the parties otherwise agree.

                          (End of clause)

I.9 52.220-1        PREFERENCE FOR LABOR SURPLUS AREA CONCERNS. (APR 1984)

     (a) This acquisition is not set aside for labor surplus area (LSA) concerns. However, the officer's status as such a concern may affect (1) entitlement to award in case of the offers or (2) offer evaluation in accordance with the Buy American Act provision of this solicitation. In order to determine whether the officer is entitled to a preference under
(1) or (2) above, the offeror must identify, below, the LSA in which the costs to be incurred on account of manufacturing or production (by the offeror or the first-tier subcontractors) amount to more than 50 percent of the contract price.

 .................................................................

 .................................................................

     (b) Failure to identify the locations as specified above will preclude consideration of the offeror as an LSA concern. If the offeror is awarded a contract as an LSA concern and would not have otherwise qualified for award, the offeror shall perform the contract or cause the contract to be performed in accordance with the obligations of an LSA concern.

                        (End of provision)

I.10 52.225-11 RESTRICTIONS ON CERTAIN FOREIGN PURCHASES. (MAY 1992)

     (a) Unless advance written approval of the Contracting Officer is obtained, the Contractor shall not acquire for use in the performance of this contract--

          (1) Any supplies or services originating from sources within the Communist areas of North Korea, Vietnam, Cambodia, or Cuba;

          (2) Any supplies that are or were located in or transported from or through North Korea, Vietnam, Cambodia, or Cuba; or

          (3) Arms, ammunition, or military vehicles produced in South Africa, or manufacturing data for such articles.

     (b) The Contractor shall not acquire for use in the performance of this contract supplies or service originating from sources within Iraq, any supplies that are or were located in or transported from or through Iraq, or any supplies or services from entities controlled by the Government of Iraq.

     (c) The Contractor agrees to insert the provisions of this clause, including this paragraph (c) in all subcontracts hereunder.

                          (End of clause)

I.11 52.232-17 INTEREST. (JAN 1991)
     (a) Notwithstanding any other clause of this contract, all amounts except amounts that are repayable and which bear interest under a Price Reduction for Defective Cost or Pricing Data clause that become payable by the Contractor to the Government under this contract (net of any applicable tax credit under the Internal Revenue Code (26 U.S.C. 1481)) shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury as provided in Section 12 of the Contract Disputes Act of 1978 (Public Law 95-5 3), which is applicable to the period in which the amount becomes due, as provided in paragraph (b) of this clause, and then at the rate applicable for each six-month period as fixed by the Secretary until the amount is paid.

     (b)  Amounts shall be due at the earliest of the following dates:

          (1)  The date fixed under this contract.

          (2)  The  date of the first written demand for payment consistent
with  this  contract,  including   any  demand  resulting  from  a  default
termination.

          (3)  The  date  the Government  transmits  to  the  Contractor  a
proposed  supplemental  agreement   to   confirm   completed   negotiations
establishing the amount of debt.

          (4) If this contract provides for revision of prices, the date of written notice to, the Contractor stating the amount of refund payable in connection with a pricing proposal or a negotiated pricing agreement not confirmed by contract modification.

     (c) The interest charge made under this clause may be reduced under the procedures prescribed in 32.614-2 of the Federal Acquisition Regulation in effect on the date of this contract.

                          (End of clause)

1.12 52.243-7  NOTIFICATION OF CHANGES. (APR 1984)

     (a) Definitions. "Contracting Officer, as used in this clause, does not include any representative of the Contracting Officer. "Specifically Authorized Representative (SAR)," as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

     (b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within ten calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state--

          (1) The date, nature, and circumstances of the conduct regarded as a change;

          (2)  The   name,   function,  and  activity  of  each  Government
individual and Contractor official or employee involved in or knowledgeable about such conduct;

          (3) The identification of any documents and the substance of any oral communication involved in such conduct;

          (4)  In  the  instance   of  alleged  acceleration  of  scheduled
performance or delivery, the basis upon witch it arose;

          (5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including--

               (i) What contract line items have been or may be affected by the alleged change;

               (ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

               (iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

               (iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

          (6)  The  Contractor's   estimate   of  the  time  by  which  the
Government must respond to the Contractor's notice to minimize cost, delay or disruption of performance.

     (c) Continued performance. Following submission of the notice required by (b) above, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change is described in (b) above, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

     (d) Government response. The Contracting Officer shall promptly, within sixty (60) calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either--

          (1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

          (2)  Countermand any communication regarded as a change;

          (3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

          (4) In the event the Contractor's notice information is inadequate to make a decision under (1), (2), or (3) above, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

     (e)  Equitable adjustments.

          (1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor's cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made--

               (i)  In the contract price or delivery schedule or both; and

               (ii) In such other provisions of the contract as may be affected.

          (2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor's failure to provide notice or to continue performance as provided, respectively, in (b) and (c) above.

     NOTE: The phrases "contract price" and "cost" wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

                          (End of clause)